Exhibit 10.51

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NO. 2 TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of October 8, 2020, by and among GUILD MORTGAGE COMPANY, a California corporation, as borrower (“Borrower”) and TIAA, FSB, as bank (“Bank”).

RECITALS

WHEREAS, reference is made to that certain Amended and Restated Loan and Security Agreement, dated as of July 15, 2020, by and among Borrower and Bank (the “Agreement”). All capitalized terms used herein, but not otherwise defined herein, shall have the meanings assigned to such terms in the Agreement.

WHEREAS, on September 22, 2020, Guild Mortgage Company, LLC, a Delaware limited liability company changed its name to Guild Investors, LLC (“GILLC”).

WHEREAS, Borrower and Guild Holdings Company, a Delaware corporation (“GHC”) intend to carry out certain internal restructuring and other transactions, including (i) the contribution (the “Contribution”) by GILLC, of 100% of the issued and outstanding equity interests of Borrower to GHC, (ii) substantially simultaneously with the Contribution, the conversion (the “Conversion”) of Borrower from a California corporation to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of GILLC, and (iv) the sale of shares of common stock of GHC to public investors.

WHEREAS, the Borrower and Bank have agreed to amend certain terms and conditions of the Credit Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE 1

Amendments to Credit Agreement.

Section 1.1 Effective upon the consummation of the Contribution, Section 1 of the Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

““Board” means the board of directors of the Company.”

““Company” means Guild Holdings Company, a Delaware corporation, or its successor.”

““Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.”

““Investor” means, collectively, (i) [***], any other investment funds affiliated with [***], and any company or other entity controlled by, controlling or under common control with [***] or any such investment fund (other than any portfolio company) (the “[***] Investors”) and (ii) provided that the [***] Investors own [***] of the voting power of the Company, any Person that forms a group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act or any successor provision) with the [***] Investors and that, directly or indirectly, holds or acquires beneficial ownership of voting securities of the Company entitled to vote generally in the election of directors.”

““IPO Transactions” means, collectively, (i) the contribution (the “Contribution”) by Guild Investors, LLC, a Delaware limited liability company, of 100% of the issued and outstanding equity interests of Borrower, to the Company, (ii) the conversion (the “Conversion”) of Borrower to Guild Mortgage Company, LLC, a California limited liability company, (iii) the dissolution of Guild Investors, LLC, a Delaware limited liability company, and (iv) the sale of common stock of the Company to public investors.”

Section 1.2 Effective upon the consummation of the Contribution, Section 1 of the Agreement is hereby amended by deleting the definition of “Holdco” set forth therein in its entirety and by substituting the following in its stead:

““Holdco” shall mean the Company.”

Section 1.3 Effective upon the consummation of the Contribution, Section 1 of the Agreement is hereby amended by deleting the definition of “Change in Control” set forth therein in its entirety and by substituting the following in its stead:

““Change in Control” means the occurrence of any of the following events:

An acquisition by any “person” or “group” (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of [***] or more of the combined voting power of the outstanding shares of voting stock of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Stock”); provided, however, that the following shall not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition by the Company; (3) any acquisition by one or more Investors; (4) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (5) any acquisition by any entity pursuant to a transaction in which (i) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such transaction beneficially own, directly or indirectly, more than [***] of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors

(or, for a noncorporate entity, equivalent securities) of the entity resulting from such transaction (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such transaction of the Outstanding Voting Stock or (ii) immediately following that transaction, no entity (other than an entity satisfying the requirements of this sentence, any one or more Investors or any employee benefit plan (or related trust) of the Company or such acquiring entity)) is the owner, directly or indirectly, of more than [***] of the combined voting power of the then outstanding voting securities of such acquiring entity entitled to vote generally in the election of directors.

Notwithstanding anything to the contrary contained herein, the IPO Transactions shall not constitute a Change in Control.”

Section 1.4 Effective upon the consummation of the Contribution, (1) the Company shall succeed to, and be substituted for, assume all obligations of, and may exercise every right and power of, GILLC under the Agreement, with the same effect as the Company had been named as Holdco in the Agreement, and (2) GILLC shall be removed as a party to, no longer be deemed bound by, cease to have any rights under, and be otherwise released from all obligations and liabilities under, the Agreement.

Section 1.5 Effective upon the consummation of the Contribution, Section 2 of the Agreement is hereby amended by deleting clause (a)(1) in its entirety and by substituting the following in its stead:

“(1) Borrower Existence. Borrower has been duly organized and is validly existing as a corporation or limited liability company in good standing under the laws of the State of California.”

ARTICLE 2

Miscellaneous.

Section 2.1 Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

Section 2.2 Bank hereby consents to the IPO Transactions and hereby agrees that, notwithstanding anything to the contrary in the Agreement, the consummation of the IPO Transactions and any transaction related thereto shall not constitute a Default or an Event of Default.

Section 2.3 This Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. This Amendment shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (i) a DocuSign® electronic signature, (ii) an original, manual signature, or (iii) a faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature. Each DocuSign®, faxed, electronic image scan transmission (e.g., “pdf” or “tif” via electronic mail) or photocopied manual signature shall for all purposes have the same validity, legal effect and admissibility in evidence as an original manual signature.

Section 2.4 This Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

Section 2.5 Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

Section 2.6 This Amendment SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

GUILD MORTGAGE COMPANY

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

GUILD HOLDINGS COMPANY

By:	/s/ Amber Elwell
Name: Amber Elwell
Title: CFO

[Signature Page to Amendment No. 2]

BANK

TIAA, FSB

By:	/s/ Charles Clark
Name: Charles Clark
Title: Senior Vice President

[Signature Page to Amendment No. 2]